Exhibit 3.81

FORM 3

12944
Company No.

COMPANIES ACT OF BARBADOS

CERTIFICATE OF INCORPORATION

RMC INSURANCE LTD.

Name of Company

I hereby certify that the above-mentioned Company, the Articles of Incorporation of which are attached, was incorporated under the Companies Act of Barbados.

Registrar of Company

96/12/12
Date of Incorporation

COMPANIES ACT OF BARBADOS

Form 1

(Section 5)

ARTICLES OF INCORPORATION

Name of Company		Company No. 12944

RMC INSURANCE, LTD.

2. The classes and any maximum number of shares that the Company is authorized to issue

The Company is authorized to issue an unlimited number of shares without nominal or par value designated a common shares.

3. Restriction if any on share transfers

THE ANNEXED SCHEDULE 1 IS INCORPORATED IN THIS FORM

4. Number (or minimum and maximum number) of Directors

There shall be two directors of the Company, one of whom shall be a citizen and resident of Barbados who has filed his consent to act as director with the Registrar of Companies.

5. Restrictions if any on business the Company may carry on

The Company is incorporated to transact exempt insurance business under the Exempt Insurance Act, 1983 of the Laws of Barbados and no business may be carried on which is contrary to the said Act or any statutory modification thereof or substitution thereof.

6. Other provisions if any

THE ANNEXED SCHEDULE 2 IS INCORPORATED IN THIS FORM.

7. Incorporators	Date	December 12, 1996

Name	Address	Signature

Mary Ellen M. Bourque	‘Eastwinds’, Rockley

New Road, Christ

Church, Barbados

COMPANIES ACT OF BARBADOS

SCHEDULE TO ARTICLES OF INCORPORATION

NAME OF COMPANY: RMC INSURANCE, LTD.	COMPANY NO: 12944

Schedule 1

No share in the capital of the Company shall be transferred without the approval of the Directors of the Company or of a committee of such Directors evidenced by resolution and the Directors may, in their absolute discretion, and without assigning any reason therefor, decline to register any transfer of any share.

Schedule 2

No share shall be allotted, issued or transferred to a person who is resident within the Caribbean Community as defined in the Exempt Insurance Act, 1983.

Upon liquidation of the Company, monies payable to shareholders are payable to or for the benefit of persons resident outside the Caribbean Community.

Name	Address	Signature
Mary Ellen M. Bourque	Eastwinds, Rockley New
Road, Christ Church,
Barbados

REGISTERED	CORPORATE AFFAIRS AND INTELLECTUAL PROPERTY OFFICE

COMPANIES ACT OF BARBADOS

(Section 169(1) and (2))	Form 4

NOTICE OF ADDRESS

OR

NOTICE OF CHANGE OF ADDRESS

OF REGISTERED OFFICE

1. Name of Company		2. Company No. 12944

RMC INSURANCE, LTD.

3. Address of Registered Office c/o The Company Secretary Limited “Whitepark House” White Park Road Bridgetown, Barbados

4. Mailing Address

Same as above

5. If change of address, give previous address of Registered Office.

N/A

6. Date	Signature	Title

December 12, 1996	Mary Ellen M. Bourque	Incorporator

REGISTERED	CORPORATE AFFAIRS AND INTELLECTUAL PROPERTY OFFICE

COMPANIES ACT OF BARBADOS

(Sections 66 & 74)	Form 9

NOTICE OF DIRECTORS

OR

NOTICE OF CHANGE OF DIRECTORS

1. Name of Company		2. Company No. 12944

RMC INSURANCE, LTD.

3. Notice is given that on the day of 19 , the following person(s) was/were appointed director(s):

Name	Mailing Address	Occupation

N/A

4. Notice is given that on the day of 19 , the following person(s) ceased to hold office as director(s):

Name	Mailing Address

N/A

5. The directors of the company as of this date are:		December 12, 1996

Names	Mailing Address	Occupation

THE ANNEXED SCHEDULE	IS INCORPORATED IN	THIS FORM

REGISTERED	CORPORATE AFFAIRS AND INTELLECTUAL PROPERTY OFFICE

COMPANIES ACT OF BARBADOS

SCHEDULE OF NOTICE OF DIRECTORS

(FORM 9)

1. Name of Company		Company No. 12944

RMC INSURANCE, LTD.
SCHEDULE

Name	Mailing Address	Occupation

James H. Bolin	1524 W. Port au Prince Lane Phoenix, Arizona 85023 USA	Director

Vere P. Brathwaite	The Rock St. Peter, Barbados	Director

Date	Signature	Title

December 12, 1996	Mary Ellen M. Bourque	Incorporator

REGISTERED	CORPORATE AFFAIRS AND INTELLECTUAL PROPERTY OFFICE

ARTICLE OF INCORPORATION

OF

RURAL/METRO OF SAN DIEGO, INC.

FIRST: The name of the Corporation is Rural/Metro of San Diego, Inc.

SECOND: The name of the Corporation’s initial agent for service of process in the State of California is C T Corporation System.

THIRD: The Corporation is authorized to issue only one class of shares of stock; and the total number of shares which the Corporation is authorized to issue is ten thousand (10,000), par value one cent ($.01) per share.

FOURTH: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession, permitted to be incorporated by the California Corporations Code.

FIFTH: The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permissible under California.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation this 23rd day of April, 1997.

Steven M. Lee
Incorporator